Exhibit 10.24

[English Translation]

PAYMENT ARRANGEMENT AGREEMENT

THIS PAYMENT ARRANGEMENT AGREEMENT (this “Agreement”) is made and entered into in Shanghai, the People’s Republic of China on January 29, 2018 by and among:

(1)                       HU Guozhi (胡国志), a Chinese citizen with the ID No. XXXX;

(2)                       Smart Changing Inc, a company incorporated under the laws of the British Virgin Islands, with the registered office located at XXXX;

(3)                       CHEN Gang (陈刚), a Chinese citizen with the ID No. XXXX;

(4)                       Da Cong Limited, a company incorporated under the laws of the British Virgin Islands, with the registered office located at *;

(5)                       CHEN Guohe (陈国和), a Chinese citizen with the ID No. XXXX;

(6)                       Guohe Limited, a company incorporated under the laws of the British Virgin Islands, with the registered office located at XXXX;

(7)                       FENG Juan (冯娟), a Chinese citizen with the ID No. XXXX;

(8)                       Shanghai De Hui Jing He Equity Investment Fund I Center, L.P. (上海德晖景和一期股权投资基金中心(有限合伙)), a limited partnership established under the laws of the People’s Republic of China, with the registered office located at Room 105, 1st Floor, Building 1, 999 Fuhai Road, Jiading District, Shanghai (“De Hui”);

(9)                       GENG Xiaofei (耿晓菲), a Chinese citizen with the ID No. XXXX;

(10)                WANG Dongdong (王冬栋), a Chinese citizen with the ID No. XXXX;

(11)                WU Junbao (吴俊保), a Chinese citizen with the ID No. XXXX;

(12)                LI Ye (李晔), a Chinese citizen with the ID No.XXXX;

(13)                BIAN Jin (卞进), a Chinese citizen with the ID No. XXXX;

(14)                OneSmart International Education Group Limited 精銳國際教育集團有限公司, a company incorporated under the laws of the Cayman Islands with the registered number 320611 and registered office located at Vistra (Cayman) Limited, P.O. Box 31119 Grand Pavilion, Hibiscus Way, 802 West Bay Road, Grand Cayman, KY1-1205 Cayman Islands (the “Cayman Company.”);

(15)                Shanghai OneSmart Education and Training Co., Ltd. (上海精锐教育培训有限公司), a limited company incorporated under the laws of the People’s Republic of China with the registered office located at West Area, 8th Floor,

579 Zhang Yang Road, China (Shanghai) Free Trade Zone (“OneSmart”);

(16)                Shanghai Jing Xue Rui Information Technology Co, Ltd. (上海精学锐信息科技有限公司), a limited company incorporated under the laws of the People’s Republic of China with the registered office located at Room B180, 1st Floor, Building 2, 2250 Pudong South Road, China (Shanghai) Free Trade Zone (“Jing Xue Rui”);

(17)                Shanghai Jing Yu Investment Co., Ltd. (上海精育投资有限公司), a limited company incorporated under the laws of the People’s Republic of China with the registered office located at Room 906, 9th Floor, No. 1, Branch 128 Lane 66, Ye Jia Zhai South Road, Putuo District, Shanghai (“Jing Yu”);

(18)              Shanghai Xi Zhi Enterprise Management Co., Ltd. (上海熙智企业管理有限公司), a limited company incorporated under the laws of the People’s Republic of China with the registered office located at Room 2637, 2nd Floor, 3 Xuanhua Road, Changning District, Shanghai (“Xi Zhi”); and

(19)        Shanghai Rui Si Science and Technology Information Consulting Co., Ltd. (上海锐思科技信息咨询有限公司), a limited company incorporated under the laws of the People’s Republic of China (“Rui Si”).

Each of the parties to this Agreement is referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

(A)                     The Parties, other than Rui Si and Xi Zhi, and other relevant parties entered into a restructuring agreement on April 21, 2017, which was amended and supplemented by a supplemental agreement to the restructuring agreement entered into by the Parties and other relevant parties on October 31, 2017 (the restructuring agreement amended and supplemented by the supplemental agreement to the restructuring agreement, the “Restructuring Agreement”); unless otherwise agreed in this Agreement, the terms used in this Agreement shall have the same meanings given to them in the Restructuring Agreement.

(B)                     The Parties intend to enter into this Agreement to confirm the specific payment arrangement for the transactions under the Restructuring Agreement, and to further clarify the relevant legal relations.

NOW, THEREFORE, the Parties hereby agree as follows:

1.                  ONSHORE PAYMENT ARRANGEMENT

1.1                     The Parties hereby agree as follows:

1.1.1                    Equity Transfer of Jing Yu

OneSmart shall pay RMB2,000,000 to De Hui pursuant to Section 2.9.6(1)

of the Restructuring Agreement.

1.1.2                    Jing Yu Loan

(1)             OneSmart shall provide a loan of RMB53,838,104.62 to Jing Yu (“Jing Yu Loan”) free of interest; and

(2)             Jing Yu shall pay RMB53,838,104.62 to De Hui pursuant to Section 2.9.6(2) of the Restructuring Agreement.

1.1.3                    Third Equity Transfer of OneSmart

(1)             OneSmart shall provide a loan of RMB1,344,248,826.16 to Jing Xue Rui (“Jing Xue Rui Loan I”) free of interest;

(2)             Jing Xue Rui shall provide a loan of RMB1,344,248,826.16 to Xi Zhi (“Xi Zhi Loan I”) with the interest specified in the Loan Agreement (as defined below);

(3)             Xi Zhi shall pay each transferor below (the “Transferor(s)”) the transfer price of the Third Equity Transfer of OneSmart pursuant to Section 2.9.1 of the Restructuring Agreement with the funds from Xi Zhi Loan I, and Xi Zhi is entitled to withhold relevant tax and transaction fees and pay the remaining balance to each Transferor below. For the avoidance of doubt, even if otherwise agreed in the Restructuring Agreement, each Transferor agrees to bear the tax for the Third Equity Transfer, including the individual income tax of such Transferor and the stamp tax of Xi Zhi and such Transferor:

Currency: RMB

Transferor	Transferee	Equity Transfer Price	Income Tax To Be Borne by the Transferor	Stamp Tax of the Transferor To Be Borne by the Transferor	Stamp Tax of Xi Zhi To Be Borne by the Transferor	Transaction Fees To Be Borne by the Transferor	Balance
GENG Xiaofei	Xi Zhi	426,414,003.72	9,918,800.74	213,207.01	213,207.00	249,193.71	415,819,595.26
WANG Dongdong	Xi Zhi	137,045,998.81	3,185,199.76	68,523.00	68,523.00	80,088.84	133,643,664.21
WU Junbao	Xi Zhi	137,045,998.81	3,185,199.76	68,523.00	68,523.00	80,088.84	133,643,664.21
LI Ye	Xi Zhi	30,450,340.10	706,068.02	15,225.17	15,225.17	17,794.99	29,696,026.75
BIAN Jin	Xi Zhi	30,450,340.10	706,068.02	15,225.17	15,225.17	17,794.99	29,696,026.75
CHEN Guohe	Xi Zhi	141,938,580.09	10,050,970.82	70,969.29	70,969.29	81,591.40	131,664,079.29
CHEN Gang	Xi Zhi	311,486,244.13	22,057,013.83	155,743.12	155,743.12	179,053.50	288,938,690.56
HU Guozhi	Xi Zhi	115,612,866.52	22,728,864.30	57,806.44	57,806.43	66,458.43	92,701,930.92
FENG Juan	Xi Zhi	13,804,453.88	977,518.58	6,902.23	6,902.22	7,935.30	12,805,195.55
Total		1,344,248,826.16	73,515,703.83	672,124.43	672,124.40	780,000.00	1,268,608,873.50

(4)             Upon the satisfaction of all the following conditions, Xi Zhi shall pay each Transferor the amount equivalent to the total tax of such Transferor in the Third Equity Transfer (as listed in the table below) with the funds from Xi Zhi Loan I: (a) each Transferor has, on its own, completed the tax declaration and paid in full all the taxes of the Third Equity Transfer including the income tax and stamp tax; (b) the tax bureau in receipt of the tax has provided the corresponding tax clearance certificate specifying the taxpayer and the withholding agent accurately, and each Transferor has provided the copy of such tax clearance certificate to OneSmart; and (c) the tax bureau directly supervising OneSmart or the tax bureau at a higher level has issued the confirmation letter as Schedule III sealed by the relevant tax bureau, and each Transferor has provided the original of such confirmation letter to OneSmart.

Transferor	Transferee	Amount of Income Tax	Amount of Stamp Tax	Total Amount of Tax of Transferor
GENG Xiaofei	Xi Zhi	9,918,800.74	213,207.01	10,132,007.75
WANG Dongdong	Xi Zhi	3,185,199.76	68,523.00	3,253,722.76
WU Junbao	Xi Zhi	3,185,199.76	68,523.00	3,253,722.76
LI Ye	Xi Zhi	706,068.02	15,225.17	721,293.19
BIAN Jin	Xi Zhi	706,068.02	15,225.17	721,293.19
CHEN Guohe	Xi Zhi	10,050,970.82	70,969.29	10,121,940.11
CHEN Gang	Xi Zhi	22,057,013.83	155,743.12	22,212,756.95
HU Guozhi	Xi Zhi	22,728,864.30	57,806.44	22,786,670.74
FENG Juan	Xi Zhi	977,518.58	6,902.23	984,420.81
Total		73,515,703.83	672,124.43	74,187,828.26

For the avoidance of doubt, in the event that the Transferors have not completed the three conditions set forth in this section within 60 days after the completion of the registration with respect to the change related to the Third Equity Transfer with the industrial and commercial administration, Xi Zhi is entitled to withhold and remit the tax payments with the temporary withholding tax, and not to pay the Transferors the amount of the temporary withholding tax according to this section.

(5)             Xi Zhi shall pay, or designate OneSmart to pay, the transaction fees which should be borne by the Transferors and the stamp tax which should be borne by Xi Zhi related to the Third Equity Transfer with the funds from Xi Zhi Loan I. In the event that Xi Zhi designates OneSmart to pay such transaction fees and stamp tax, OneSmart shall deduct such transaction fees and stamp tax from Jing Xue Rui Loan I and provide the remaining balance to Jing Xue Rui, and Jing Xue Rui shall deduct the amount equal to such transaction fees and stamp tax from Xi Zhi Loan I and provide the remaining balance to Xi Zhi; however, such deductions shall not influence the actual amount of Jing Xue Rui Loan I and Xi Zhi Loan I.

(6)             The Parties confirm that, the amount of tax which should be borne by each Transferor as listed above is the estimated amount to the information of the Parties (the “Estimated Tax Amount”). If the amount of the actual tax payable exceeds the Estimated Tax Amount, each Transferor shall bear the excess amount and indemnify Xi Zhi, OneSmart or their affiliates the cost, reasonable expenses (including reasonable legal fees), damages, claims, loss, liabilities (including liabilities in accounting books) and penalties arising from such actual tax amount excess, respectively.

1.1.4                    Equity Transfer of Rui Si

(1)             OneSmart shall provide a loan of RMB2,660,000 to Jing Xue Rui (“Jing Xue Rui Loan II”) free of interest;

(2)             Jing Xue Rui shall provide a loan of RMB2,660,000 to Xi Zhi (“Xi Zhi Loan II”) with the interest specified in the Loan Agreement (as defined below);

(3)             Xi Zhi shall pay RMB2,660,000 to De Hui with the funds from Xi Zhi Loan II pursuant to Section 2.9.6(5) of the Restructuring

Agreement.

1.1.5                    Rui Si Loan

(1)             OneSmart shall provide a loan of RMB10,000,000 to Rui Si (“Rui Si Loan”) free of interest; and

(2)             Rui Si shall pay RMB10,000,000 to De Hui pursuant to Section 2.9.6(6) of the Restructuring Agreement.

1.2                     For the purpose of the transactions under Section 1.1, each payee listed in the second column of Schedule I of this Agreement respectively designates the corresponding beneficiary account listed in the third column of Schedule I (collectively, the “Onshore Beneficiary Accounts”) to receive the relevant funds listed in the fourth column of Schedule I.

1.3                     Upon the date on which OneSmart makes the payments to each Onshore Beneficiary Account in accordance with Section 1.2,

1.3.1                    OneSmart shall be deemed to: (a) have paid to De Hui the transfer price of RMB1,200,000 for the transfer of equity interest in Jing Yu under Section 2.3.1 of the Restructuring Agreement in accordance with Section 1.1.1 of this Agreement, (b) have paid to Zhang Xi 50% of the transfer price, i.e. RMB800,000, for the transfer of equity interest in Jing Yu under Section 2.3.1 of the Restructuring Agreement in accordance with Section 1.1.1 of this Agreement, and (c) have repaid the debt of RMB800,000 Zhang Xi owes to De Hui under Section 2.3.3 of the Restructuring Agreement. For the avoidance of doubt, upon the date on which the payment under Section 1.3 of this Agreement is made, the payment obligations to De Hui under Section 2.9.6(1) of the Restructuring Agreement shall be deemed to have been fully discharged;

1.3.2                    OneSmart shall be deemed to have provided Jing Yu Loan (RMB53,838,104.62) to Jing Yu pursuant to Section 1.1.2(1) of this Agreement;

1.3.3                    Jing Yu shall be deemed to have repaid the debts to De Hui under Section 1.1.2(2) pursuant to Section 1.1.2(2) of this Agreement. For the avoidance of doubt, upon the date on which the payment under Section 1.3 is made, the obligations of repayment of debts/payment to De Hui under Section 2.9.6(2) of the Restructuring Agreement shall be deemed to have been fully performed;

1.3.4                    OneSmart shall be deemed to have provided Jing Xue Rui Loan I

(RMB1,344,248,826.16) to Jing Xue Rui pursuant to Section 1.1.3(1) of this Agreement;

1.3.5                    Jing Xue Rui shall be deemed to have provided Xi Zhi Loan I (RMB1,344,248,826.16) to Xi Zhi pursuant to Section 1.1.3(2) of this Agreement;

1.3.6                    Xi Zhi shall be deemed to have paid the transfer price for the Third Equity Transfer of OneSmart to each Transferor in accordance with Section 1.1.3(3) of this Agreement. For the avoidance of doubt, upon the date on which the payment under Section 1.3 of this Agreement is made, the transfer price for the Third Equity Transfer of OneSmart payable to each Transferor under Section 2.9.6(3) of the Restructuring Agreement shall be deemed to have been fully paid; however, this provision shall not affect the payment by Xi Zhi of temporary withholding tax to each Transferor after satisfaction of the payment conditions under Section 1.1.3(4) of this Agreement;

1.3.7                    OneSmart shall be deemed to have provided Jing Xue Rui Loan II (RMB2,660,000) to Jing Xue Rui pursuant to Section 1.1.4(1) of this Agreement;

1.3.8                    Jing Xue Rui shall be deemed to have provided Xi Zhi Loan II (RMB2,660,000) to Xi Zhi pursuant to Section 1.1.4(2);

1.3.9                    Xi Zhi shall be deemed to have paid to De Hui the transfer price of RMB2,660,000 for the transfer of equity interest in Rui Si under Section 2.3.1 of the Restructuring Agreement in accordance with Section 1.1.4(3) of this Agreement. For the avoidance of doubt, upon the date on which the payment under Section 1.3 is made, the transfer price for the transfer of equity interest in Rui Si payable to De Hui under Section 2.9.6(5) of the Restructuring Agreement shall be deemed to have been fully paid;

1.3.10             OneSmart shall be deemed to have provided Rui Si Loan (RMB10,000,000) to Rui Si pursuant to Section 1.1.5(1) of the Agreement;

1.3.11             Rui Si shall be deemed to have repaid the debts (RMB10,000,000) to De Hui under Section 1.1.5(2) pursuant to Section 1.1.5(2) of the Agreement. For the avoidance of doubt, upon the date on which the payment under Section 1.3 of the Agreement is made, the obligations of repayment of debts/payment to De Hui under Section 2.9.6(6) of the

Restructuring Agreement shall be deemed to have been fully performed.

1.4                     Xi Zhi hereby confirms that Xi Zhi has assumed the rights and obligation of some of the borrowers under the loan agreement (the “Loan Agreement”) among the VIE agreements executed by Jing Xue Rui and relevant parties on September 17, 2017 (and such arrangement has been recognized by Jing Xue Rui). The Parties recognize that the ultimate purpose of Xi Zhi Loan I (RMB1,344,248,826.16) and Xi Zhi Loan II (RMB2,660,000) provided by Jing Xue Rui to Xi Zhi is to promote the development of OneSmart and its related parties, which shall be deemed as loans provided by Jing Xue Rui to Xi Zhi pursuant to the Loan Agreement regardless of any provisions contained in the Loan Agreement.

2.                  OFFSHORE PAYMENT ARRANGEMENT

2.1                     Redemption Transaction

The Cayman Company shall pay the redemption price of the redemption transaction to each of the redeemed parties listed below in accordance with Section 2.1.1 of the Restructuring Agreement, and the Cayman Company shall pay to each redeemed party listed below the balance of the redemption price deductible of relevant tax and transaction fees.

Currency: USD

Redeemed Party	Redeeming Party	Redemption Price	Tax	Transaction Fees	Balance
Smart Changing Inc.	the Cayman Company	13,028,070.26	573,587.19	314,968.20	12,139,514.87
Da Cong Limited	the Cayman Company	30,855,065.02	1,357,137.70	744,815.25	28,753,112.07
Guohe Limited	the Cayman Company	15,994,636.67	704,209.07	386,683.02	14,903,744.58
Total		59,877,771.95	2,634,933.96	1,446,466.47	55,796,371.52

2.2                     For the purpose of the transactions under Section 2.1 of this Agreement, each payee listed in the second column of Schedule II of this Agreement has respectively designated the corresponding beneficiary account listed in the third column of Schedule II or any other accounts given to the Cayman Company by written notice (collectively, the “Offshore Beneficiary Accounts”) to receive the relevant funds listed in the fourth column of Schedule II. If the Offshore Beneficiary Account of any redeemed Party could not receive funds because such account has not been activated, then the Cayman Company shall have the right to pay to other redeemed parties the relevant funds and pay the relevant funds to such redeemed party promptly after receiving a separate notice from such redeemed party.

2.3                     Upon the date on which the Cayman Company makes the payments to each Offshore Beneficiary Account in accordance with Section 2.2, the Cayman Company shall be deemed to have paid all redemption prices to each redeemed party in accordance with Section 2.1 of this Agreement and Section 2.9.6 of the Restructuring Agreement.

3.                  MISCELLANEOUS

3.1                     Unless otherwise agreed among the relevant parties, the timing of payment of the funds in this Agreement shall be subject to the provisions of the Restructuring Agreement. Upon the date of the payment under Section 1.3, all the payment obligations of the relevant parties to the payees listed in the second column of Schedule I shall be deemed to have been fully discharged. Upon the date of the payment under Section 2.3 of this Agreement, all the payment obligations of the relevant party to the redeemed parties under the Restructuring Agreement shall be deemed to have been fully discharged.

3.2                     This Agreement may be executed in multiple counterparts, each of which shall take effect after being signed by each party or its authorized representative. Each counterpart shall have equal legal effect.

3.3                     The entry into, effectiveness, interpretation and performance of this Agreement shall be governed by the laws of the People’s Republic of China. Any dispute arising out of and in connection with this Agreement shall be settled by the Parties through consultations and shall, in the absence of an agreement being reached by the Parties within thirty (30) days from its occurrence, be submitted by any Party to China International Economic and Trade Arbitration Commission (“CIETAC”) for arbitration in accordance with the then effective arbitration rules of CIETAC. The place of arbitration shall be Beijing and the language for arbitration shall be Chinese. The arbitral award shall be final and binding on the Parties to this Agreement.

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[SIGNATURE PAGE]

HU Guozhi (胡国志)

By:	/s/ Hu Guozhi

Smart Changing Inc.

By:	/s/ Hu Guozhi

Name:

Title:

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

CHEN Gang (陈刚)

By:	/s/ Chen Gang

Da Cong Limited

By:	/s/ Chen Gang

Name:

Title:

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

CHEN Guohe (陈国和)

By:	/s/ Chen Guohe

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

BIAN Jin (卞进)

By:	/s/ Bian Jin

Guohe Limited

By:	/s/ Bian Jin

Name:

Title:

Shanghai De Hui Jing He Equity Investment Fund I Center, L.P. (上海德晖景和一期股权投资基金中心(有限合伙))

By:	/s/ Bian Jin

Name:

Title:

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

FENG Juan (冯娟)

By:	/s/ Feng Juan

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

GENG Xiaofei (耿晓菲)

By:	/s/ Geng Xiaofei

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

WANG Dongdong (王冬栋)

By:	/s/ Wang Dongdong

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

WU Junbao (吴俊保)

By:	/s/ Wu Junbao

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

LI Ye (李晔)

By:	/s/ Li Ye

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

OneSmart International Education Group Limited 精銳國際教育集團有限公司

By:	/s/ Zhang Xi

Name:

Title:

Shanghai OneSmart Education and Training Co., Ltd. (上海精锐教育培训有限公司)

By:	/s/ Zhang Xi

Name:

Title:

Shanghai Xi Zhi Enterprise Management Co., Ltd. (上海熙智企业管理有限公司)

By:	/s/ Zhang Xi

Name:

Title:

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

Shanghai Jing Xue Rui Information Technology Co, Ltd. (上海精学锐信息科技有限公司)

By:	/s/ Meng Xiaoqiang

Name:

Title:

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

Shanghai Jing Yu Investment Co., Ltd. (上海精育投资有限公司)

By:	/s/ Zhang Xi

Name:

Title:

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

[SIGNATURE PAGE]

Shanghai Rui Si Science and Technology Information Consulting Co., Ltd. (上海锐思科技信息咨询有限公司)

By:	/s/ Shi Wei

Name:

Title:

SIGNATURE PAGE OF PAYMENT ARRANGEMENT AGREEMENT

Schedule I: Onshore Payment Arrangement

Payer	Payee	Beneficiary Account	Amount
OneSmart	De Hui	XXXX	68,498,104.62
OneSmart	GENG Xiaofei	XXXX	415,819,595.26
OneSmart	WANG Dongdong	XXXX	133,643,664.21
OneSmart	WU Junbao	XXXX	133,643,664.21
OneSmart	LI Ye	XXXX	29,696,026.75
OneSmart	BIAN Jin	XXXX	29,696,026.75
OneSmart	CHEN Guohe	XXXX	131,664,079.29
OneSmart	CHEN Gang	XXXX	288,938,690.56
OneSmart	HU Guozhi	XXXX	92,701,930.92
OneSmart	FENG Juan	XXXX	12,805,195.55
		Total:	1,337,106,978.12

Schedule I

Schedule II: Offshoare Payment Arrangement

Payer	Payee	Beneficiary Account	Amount (USD)
the Cayman Company	Smart Changing Inc.	XXXX	12,139,514.87
the Cayman Company	Da Cong Limited	XXXX	28,753,112.07
the Cayman Company	Guohe Limited	XXXX	14,903,744.58

Schedule II

Schedule III: Form of Confirmation Letter

Confirmation Letter

The individual shareholders of Shanghai OneSmart Education and Training Co., Ltd.: GENG Xiaofei, WANG Dongdong, WU Junbao, LI Ye, BIAN Jin, ZHENG Lina, CHEN Guohe, CHEN Gang, HU Guozhi and FENG Juan (the “Individual Shareholder(s)”) entered into equity transfer agreements respectively on December 6, 2017, transferring the equity interest in Shanghai OneSmart Education and Training Co., Ltd. held by each of them to Shanghai Xi Zhi Enterprise Management Co., Ltd. (with the specific transfer price set forth in the attachments of the equity transfer agreements, this “Equity Transfer”), and the Individual Shareholders paid their individual income tax on their own in accordance with the regulations on        , 2018 (with the tax payment certificates attached).

Now we (i.e. the competent tax bureau of Shanghai OneSmart Education and Training Co., Ltd.) hereby verify and confirm that:

The individual income tax of each of the individual transferors in this Equity Transfer (i.e. the Individual Shareholders) has been declared and paid by the individual transferors on their own in accordance with the regulations, and Shanghai Xi Zhi Enterprise Management Co., Ltd. will no longer bear the obligation to withhold and remit the individual income tax of the individual transferors in this Equity Transfer.

18th Tax Office, Shanghai Pudong New Area Tax Bureau

         , 2018

Schedule III